UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

HORIZON ACQUISITION CORPORATION II

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

HORIZON ACQUISITION CORPORATION II
600 Steamboat Road, Suite 200
Greenwich, CT 06830
NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON           , 2022
TO THE SHAREHOLDERS OF HORIZON ACQUISITION CORPORATION II:
You are cordially invited to attend the extraordinary general meeting, which we refer to as the “Special Meeting”, of shareholders of Horizon Acquisition Corporation II, a Cayman Islands exempted company, which we refer to as “we”, “us”, “our” or the “Company”, to be held at 10:00 a.m. Eastern Time on           , 2022. For the purposes of Cayman Islands law and the Company’s Amended and Restated Memorandum and Articles of Association, the physical place of the meeting will be at 600 Steamboat Road, Suite 200, Greenwich, CT 06830.
The Special Meeting will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/horizonacquisitioncorpii/2022.
Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.
The accompanying proxy statement, which we refer to as the “Proxy Statement”, is dated           , 2022, and is first being mailed to shareholders of the Company on or about           , 2022. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:
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A proposal by special resolution to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment”) to extend the deadline date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses, which we refer to as a “Business Combination”, (2) cease its operations if it fails to complete such business combination, and (3) redeem or repurchase 100% of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering from October 22, 2022 to September 30, 2023 or such earlier date as determined by our board of directors. We refer to such extension as the “Extension”, the date to which the deadline date is extended by the Extension the “Extended Date” and this proposal the “Extension Amendment Proposal”).

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A proposal by ordinary resolution to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.
Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. As described below and in the Proxy Statement, in response to regulatory developments, the Trust Account (as defined below) is no longer interest-bearing.
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination. While we are currently in preliminary discussions with an entity regarding a potential business combination (the “Potential Business Combination”), our board of directors (the “Board”) currently believes that there will not be sufficient time before October 22, 2022 to complete the Potential Business Combination, if we proceed with it (as to which there can be no assurance). Accordingly, the Board believes that in order to be able to consummate the Potential Business Combination, we will need to obtain the Extension to allow us additional time to negotiate definitive transaction documents for the Potential Business Combination and seek shareholder approval of the Potential Business Combination. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date in order for our shareholders to have the opportunity to participate in our future investment.
If the Extension Amendment Proposal is approved and effective, public shareholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Class A ordinary shares issued in our IPO, which shares we refer to as the “public shares”, and which election we refer to as the “Election”, regardless of whether and how such public shareholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of public shares that do not make the Election will retain their right to redeem their public shares when a Business Combination is submitted to the shareholders, subject to any limitations set forth in our Articles as amended by the Extension Amendment. In addition, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.
To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or           , 2022). You may tender your shares by either delivering your share certificate(s) (if any) and other redemption forms to the transfer agent or by delivering your shares and other redemption forms to the transfer agent electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
Based upon the current amount in the Trust Account, the Company expects that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $      at the time of the Special Meeting. The closing price of the Company’s Class A ordinary shares on      , 2022 was $      . The Company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on March 30, 2022, the Securities and Exchange Commission (“SEC”) issued proposed rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”). The proposal is consistent with less formal positions recently taken by the staff of the SEC. To mitigate the risk of being viewed as operating an unregistered investment company, on August 12, 2022, the Company instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to hold all funds in the Trust Account in cash (i.e., in one or more bank accounts) until the earlier of consummation of a Business Combination and liquidation of the Company. Accordingly, the Trust Account has ceased to be invested and is not expected to otherwise earn interest. This means that the amount available for redemption will not increase in the future, and those shareholders who elect not to redeem their public shares in connection with the Extension Amendment will receive no more than the same amount, without additional interest, if they redeem their public shares in connection with a Business Combination or if the Company is liquidated in the future, in each case as compared with the per share amount they would receive if they had redeemed in connection with the Extension Amendment. See “Risk Factors — If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, as of August 12, 2022, we have instructed Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash. As a result, following such change, we will likely receive minimal, if any, interest, on the funds held in the Trust Account, which would reduce the dollar amount that our public shareholders would receive upon any redemption or liquidation of the Company.”
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we do not consummate the Potential Business Combination or other transaction qualifying as a Business Combination by October 22, 2022, as contemplated by our IPO prospectus and in accordance with our Articles, we will (1) cease all operations except for the purpose of winding up, (2) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, Horizon II Sponsor, LLC, a Delaware limited liability company (the “Sponsor”) and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares (as defined below) or the Private Placement Warrants (as defined below).
Subject to the foregoing, the Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares who, being present and entitled to vote at the Special Meeting, vote at the Special Meeting. Shareholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate a Business Combination. Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.
The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the Special Meeting, vote at the Special Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Proposals. Failure to vote by proxy or to vote in person at the Special Meeting will have no effect on the outcome of the vote on the Proposals.
Our Board has fixed the close of business on August 24, 2022 as the date for determining the shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment or postponement thereof. Only holders of record of the Company’s Ordinary Shares (as defined below) on that date are entitled to have their votes counted at the Special Meeting or any adjournment or postponement thereof.
You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.
After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Cayman Islands law and the Articles, no other business may be transacted at the Special Meeting.
Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.
, 2022	By Order of the Board of Directors /s/ Todd L. Boehly Name: Todd L. Boehly Title: Chief Executive Officer and Chief Financial Officer
Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a shareholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on           , 2022: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/horizonacquisitioncorpii/2022.

PRELIMINARY — SUBJECT TO COMPLETION, DATED AUGUST 12, 2022
HORIZON ACQUISITION CORPORATION II
600 Steamboat Road, Suite 200
Greenwich, CT 06830
NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON           , 2022
PROXY STATEMENT
The extraordinary general meeting, which we refer to as the “Special Meeting”, of shareholders of Horizon Acquisition Corporation II, a Cayman Islands exempted company, which we refer to as “we”, “us”, “our” or the “Company”, will be held at 10:00 a.m. Eastern Time on           , 2022. For purposes of Cayman Islands law and the Company’s Amended and Restated Memorandum and Articles of Association, the physical place of the meeting will be at 600 Steamboat Road, Suite 200, Greenwich, CT 06830. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/horizonacquisitioncorpii/2022.The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:
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A proposal by special resolution to amend the Company’s Amended and Restated Memorandum and Articles of Association, (the “Articles”), in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment”) to extend the deadline date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses, which we refer to as a “Business Combination”, (2) cease its operations if it fails to complete a Business Combination, and (3) redeem or repurchase 100% of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering from October 22, 2022 to September 30, 2023 or such earlier date as determined by our board of directors. We refer to such extension as the “Extension”, the date to which the deadline date is extended by the Extension the “Extended Date” and this proposal the “Extension Amendment Proposal”.

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A proposal by ordinary resolution to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.
The Extension Amendment Proposal is required for the implementation of the plan of the board of directors, which we refer to as the “Board”, to extend the date by which the Company has to complete a Business Combination. While we are currently in preliminary discussions with an entity regarding the Business Combination (the “Potential Business Combination”), our Board currently believes that there will not be sufficient time before October 22, 2022 to complete the Potential Business Combination, if we proceed with it (as to which there can be no assurance). Accordingly, the Board believes that in order to be able to consummate the Potential Business Combination, we will need to obtain the Extension to allow us additional time to negotiate definitive transaction documents for the Potential Business Combination and seek shareholder approval of the Potential Business Combination.
In connection with the Extension Amendment Proposal, public shareholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which election we refer to as the “Election”, regardless of whether such public shareholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of public shares that do not make the Election will retain their right to redeem their public shares when the Business Combination is submitted to the shareholders, subject to any limitations set forth in the Articles as amended by the Extension Amendment. In addition, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. We will not proceed with the Extension if the number of redemptions or repurchases of ordinary shares issued in our IPO, which shares we refer to as the “public shares”, causes us to have less than $5,000,001 of net tangible assets following the approval of the Extension Amendment Proposal.
To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or           , 2022). You may tender your shares by either delivering your share certificate(s) (if any) and other redemption forms to the transfer agent or by delivering your shares and other redemption forms to the transfer agent electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. In such event, the Company may need to obtain additional funds to complete the Potential Business Combination or other transaction qualifying as a Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
If the Extension Amendment Proposal is not approved and we do not consummate the Potential Business Combination or other transaction qualifying as a Business Combination by October 22, 2022, as contemplated by our IPO prospectus and in accordance with the Articles, we will (1) cease all operations except for the purpose of winding up, (2) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law, to provide for claims of creditors and in all cases subject to the other requirements of applicable law.
There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers or directors will not receive any monies held in the Trust Account as a result of their ownership of 13,125,000 shares of our Class B ordinary shares, which we refer to as the “Founder Shares”, which were issued to the Sponsor prior to our IPO, 6,266,667 private placement warrants, which we refer to as the “Private Placement Warrants”, and which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO and 5,166,667 warrants to purchase Class A ordinary shares, which we refer to as the “Public Warrants”, and which were part of the units purchased by our Sponsor in our IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares. Our Sponsor holds 15,500,000 public shares that it purchased in the IPO and will receive liquidating distributions with respect to such shares.
If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, but only to the extent necessary to ensure that such debt or obligation does not reduce the amount of funds in the Trust Account to below (1) $10.00 per public share or (2) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended, which we refer to as the “Securities Act”. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we expect that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $      . Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $      , plus interest, due to unforeseen claims of creditors.
If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated October 22, 2020, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), will (1) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount”, equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, and (2) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the Extended Date. Holders of public shares who do not redeem their public shares in connection with the approval of the Extension Amendment Proposal will retain their redemption rights and their ability to vote on a Business Combination through the Extended Date if the Extension Amendment Proposal is approved.
Our Board has fixed the close of business on August 24, 2022 as the date for determining the shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment or postponement thereof. Only holders of record of the Company’s Ordinary Shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment or postponement thereof. On the record date of the Special Meeting, there were 65,625,000 Ordinary Shares outstanding, including 52,500,000 Class A ordinary shares and 13,125,000 Class B ordinary shares. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal or the Adjournment Proposal.
This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.
The Company will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of $40,000 plus disbursements. We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.
This Proxy Statement is dated      , 2022 and is first being mailed to shareholders on or about           , 2022.
, 2022	By Order of the Board of Directors /s/ Todd L. Boehly Name: Todd Boehly Title: Chief Executive Officer and Chief Financial Officer

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including Annex A to this Proxy Statement.
Why am I receiving this Proxy Statement?
We are a blank check company incorporated as a Cayman Islands exempted company on July 22, 2020, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. In October 2020, we consummated our IPO of 50,000,000 units, with each unit consisting of one Class A ordinary share (the “public shares”) and one-third of one redeemable warrant (“Public Warrants”), with each whole warrant entitling the holder thereof to purchase one Class A ordinary share. The units were sold at an offering price of $10.00 per unit from which we derived gross proceeds of approximately $500,000,000 in the aggregate. Concurrently, the Sponsor also purchased 5,933,333 private placement warrants, each exercisable to purchase one Class A ordinary share at $11.50 per share, at a price of $1.50 per warrant, generating total proceeds of $8,900,000.
On November 22, 2020, the underwriters partially exercised their over-allotment option, and the closing of the issuance and sale of the additional 2,500,000 units occurred on November 27, 2020, generating gross proceeds of $25,000,000. In connection with the closing of the over-allotment, we sold an additional 333,334 private placement warrants, generating gross proceeds of $500,000.
Like most blank check companies, the Articles provide for the return of our IPO proceeds held in trust to the holders of public shares sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, October 22, 2022). Our Board believes that it is in the best interests of the shareholders to continue our existence until the Extended Date in order to allow us more time to complete the Potential Business Combination.
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Potential Business Combination.
What is being voted on?
You are being asked to vote on:
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a proposal by special resolution to amend the Articles to extend the date by which we have to consummate a Business Combination from October 22, 2022 to September 30, 2023 or such earlier date as determined by the Board; and

•
a proposal by ordinary resolution to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

The Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we have to complete a Business Combination. The purpose of the

Extension Amendment is to allow the Company more time to complete the Potential Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.
If the Extension Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of our public shares who have validly elected to have their public shares redeemed in connection with the Extension their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a Business Combination on or before the Extended Date.
We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. Our Sponsor and certain of our directors and executive officers hold an aggregate of 15,520,000 public shares. These shares are not eligible for redemption in connection with the Extension Amendment Proposal. We cannot predict the aggregate amount that will remain in the Trust Account if the Extension Amendment Proposal is approved. In such event, we may need to obtain additional funds to complete the Potential Business Combination or other transaction qualifying as a Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
If the Extension Amendment Proposal is not approved and we have not consummated the Potential Business Combination or other transaction qualifying as a Business Combination by October 22, 2022, we will (1) cease all operations except for the purpose of winding up, (2) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, including the 15,520,000 public shares owned by our Sponsor, directors and executive officers at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.
There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.
Why is the Company proposing the Extension Amendment Proposal?
Our Articles provide for the return of our IPO proceeds held in trust to the holders of public shares if there is no qualifying Business Combination consummated within 24 months of the closing of the IPO, which date is October 22, 2022. As explained below, we will not be able to complete the Potential Business Combination by that date and therefore, we are asking for an extension of this timeframe.
While we are currently in preliminary discussions with an entity regarding the Potential Business Combination, our Board currently believes that there will not be sufficient time before October 22, 2022 to complete the Potential Business Combination, if we proceed with it (as to which there can be no assurance). Accordingly, the Board believes that in order to be able to consummate the Potential Business Combination, we will need to obtain the Extension to allow us additional time to negotiate definitive transaction documents for the Potential Business Combination and seek shareholder approval of the Potential Business Combination.
The Company believes that given its expenditure of time, effort and money on finding a business combination, circumstances warrant providing public shareholders an opportunity to consider the Potential Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Articles in the form set forth in Annex A hereto to extend the date by which we must (1) consummate a Business Combination, (2) cease our operations if we fail to complete a Business Combination, and (3) redeem or repurchase 100% of our public shares included as part of the units sold in our IPO from October 22, 2022 to September 30, 2023 or such earlier date as determined by the Board.
You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.
Why should I vote “FOR” the Extension Amendment Proposal?
Our Board believes shareholders should have an opportunity to evaluate a Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Articles in the form set forth in Annex A hereto to extend the date by which we must (1) consummate a Business Combination (2) cease our operations if we fail to complete a Business Combination, an (3) redeem or repurchase 100% of our public shares included as part of the units sold in our IPO from October 22, 2022 to September 30, 2023 or such earlier date as determined by the Board. The Extension would give the Company the opportunity to complete the Potential Business Combination, if we proceed with it (as to which there can be no assurance).

Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete the Potential Business Combination or other transaction qualifying as a Business Combination before October 22, 2022, we will provide our public shareholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this provision was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Articles.
Our Board recommends that you vote in favor of the Extension Amendment Proposal.
Why should I vote “FOR” the Adjournment Proposal?
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
When would the Board abandon the Extension Amendment Proposal?
Our Board will abandon the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal. In addition, notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders. We also will not proceed with the Extension if the number of redemptions or repurchases of our public shares, causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
How do the Company insiders intend to vote their shares?
The Sponsor, directors, executive officers and their respective affiliates are expected to vote any Ordinary Shares over which they have voting control (including their Founders Shares and any public shares owned by them) in favor of the Extension Amendment Proposal and the Adjournment Proposal. As of the record date, the Sponsor and our officers and directors own approximately 43.6% of our issued and outstanding Ordinary Shares. The Sponsor and our directors, executive officers and their affiliates have informed us that they do not intend to purchase public shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment. See “Risk Factors — The Sponsor, our directors and executive officers, and their respective affiliates, hold in the aggregate approximately 43.6% of our outstanding Ordinary Shares, all of which they have indicated they intend to vote in favor of the Extension Amendment Proposal.”
What vote is required to adopt the proposals?
The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Ordinary

Shares who, being present and entitled to vote at the Special Meeting, vote at the Special Meeting. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.
The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares who, being present and entitled to vote at the Special Meeting, vote at the Special Meeting. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.
What if I don’t want to vote “FOR” the Extension Amendment Proposal?
If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.
Is the Company subject to the Investment Company Act of 1940?
The Company completed its IPO in October 2020. As a blank check company, the efforts of the Company’s board of directors and management have been focused on searching for a target business with which to consummate an initial business combination since the completion of its IPO (for approximately the past 22 months).
On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other matters, to the circumstances in which special purpose acquisition companies (“SPACs”) such as us could potentially be subject to the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the such registration statement. The SEC has recently been taking informal positions with respect to the investment company determination of SPACs consistent with the SPAC Rule Proposals.
There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of its IPO Registration Statement or that does not complete its initial business combination within 24 months after such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our shareholders would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.
The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. To mitigate the risk of us being deemed to have been operating as an unregistered investment company, as of August 12, 2022, we have instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (i.e., one or more bank accounts) until the earlier of consummation of our Business Combination or liquidation. This means that the amount available for redemption will not increase in the future, and those shareholders who elect not to redeem their public shares in connection with the Extension Amendment will receive no more than the same amount, without additional interest, if they redeem their public shares in connection with a Business Combination or if the Company is liquidated in the future, in each case as compared with the per share amount they would receive if they had redeemed their public shares in connection with the Extension Amendment.
What happens if the Extension Amendment Proposal is not approved?
Our Board will abandon the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we have not consummated the Potential Business Combination or other transaction qualifying as a Business Combination by October 22, 2022, we will (1) cease all operations except for the purpose of winding up, (2) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.
There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.
In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.
If the Extension Amendment Proposal is approved, what happens next?
We are seeking the Extension Amendment to provide us additional time to complete the Potential Business Combination. We are currently in preliminary discussions with an entity regarding a potential transaction. Our seeking to complete the Potential Business Combination will involve:
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negotiating and executing a definitive agreement and related agreements;

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completing proxy materials and, if applicable, a registration statement;

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establishing a meeting date and record date for considering the Potential Business Combination, and distributing proxy materials to shareholders; and

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holding a special meeting to consider the Potential Business Combination.

We are seeking approval of the Extension Amendment Proposal because we will not be able to complete all of the tasks listed above prior to October 22, 2022. If the Extension Amendment Proposal is approved, we expect to seek shareholder approval of the Potential Business Combination as soon as practicable. If shareholders approve the Potential Business Combination, we expect to consummate the Potential Business Combination as soon as possible following such shareholder approval.
Upon approval of the Extension Amendment Proposal by a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Ordinary Shares who, being present and entitled to vote at the Special Meeting, vote at the Special Meeting, the amendment to the Articles set forth in Annex A hereto will be effective. We will remain a reporting company under the Exchange Act and our public shares and Public Warrants will remain publicly traded.
If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest in the Ordinary Shares held by our Sponsor, our directors, our officers and their respective affiliates.
Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

What happens to the Company warrants if the Extension Amendment Proposal is not approved?
If the Extension Amendment Proposal is not approved and we have not consummated the Potential Business Combination or other transaction qualifying as a Business Combination by October 22, 2022, we will (1) cease all operations except for the purpose of winding up, (2) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.
What happens to the Company’s warrants if the Extension Amendment Proposal is approved?
If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate the Potential Business Combination. We will have until the Extended Date to consummate a transaction that qualifies as a Business Combination. The Public Warrants will remain outstanding and only become exercisable 30 days after the completion of a Business Combination, provided that we have an effective registration statement under the Securities Act covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).
Would I still be able to exercise my redemption rights if I vote “AGAINST” a Business Combination?
Unless you elect to redeem your public shares at this time, you will be able to vote on a Business Combination when it is submitted to shareholders if you are a shareholder on the record date for a meeting to seek shareholder approval of a Business Combination. If you disagree with a Business Combination, you will retain your right to redeem your public shares upon consummation of a Business Combination in connection with the shareholder vote to approve the Business Combination, subject to any limitations set forth in our Articles.

How do I attend the meeting?
You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.
How do I change or revoke my vote?
You may change your vote by e-mailing a later-dated, signed proxy card to our Secretary at inquiries@horizonacquisitioncorp-ii.com, so that it is received by our Secretary prior to the Special Meeting or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Special Meeting.
Please note, however, that if on the record date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting online, you must follow the instructions included with the enclosed proxy card.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.
The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Ordinary Shares who, being present and entitled to vote at the Special Meeting, vote at the Special Meeting. Abstentions and broker non-votes will have no effect on the Extension Amendment Proposal, assuming that a quorum is present.
The approval of the Adjournment Proposal requires the affirmative vote of the majority of the shareholders who attend and vote at a general meeting. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.
If my shares are held in “street name,” will my broker automatically vote them for me?
No. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters. The Adjournment Proposal is considered a routine proposal. Accordingly, your broker, bank or nominee may vote your shares with respect to such proposal without receiving voting instructions. The Extension

Amendment Proposal is “non-routine.” In tabulating the voting result for the Proposals, shares that constitute broker non-votes and abstentions are not considered votes cast.
What is a quorum requirement?
A quorum of shareholders is necessary to hold a valid meeting. The holders of a majority of the issued and outstanding shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall constitute a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, there were 65,625,000 Ordinary Shares, including 52,500,000 Class A ordinary shares and 13,125,000 Class B ordinary shares, outstanding and entitled to vote. Consequently, 32,812,501 ordinary shares must be present at the Special Meeting to achieve a quorum.
Who can vote at the Special Meeting?
Only holders of record of our Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”) and our Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”, and together with the Class A ordinary shares, “Ordinary Shares”) at the close of business on August 24, 2022 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, there were 65,625,000 Ordinary Shares, including 52,500,000 Class A ordinary shares and 13,125,000 Class B ordinary shares outstanding and entitled to vote.
Shareholder of Record: Shares Registered in Your Name.   If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?
Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that our shareholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.
What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?
The Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of (1) 13,125,000 Founder Shares, (2) 6,266,667 Private Placement Warrants and (3) 5,166,667 Public Warrants, which would expire worthless if a Business Combination is not consummated. In addition, the Sponsor, directors and officers hold an aggregate of 15,520,000 shares. See the section entitled “The Extension Amendment Proposal — Interests of the Sponsor and our Directors and Officers”.
Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?
Shareholders do not have appraisal rights in connection with the Extension Proposal.
Shareholders do not have dissenters’ rights in connection with the Extension Proposal. As a matter of Cayman Islands law, dissenters’ rights are only applicable in a statutory merger involving the Company which is not the case for the Extension Proposal.
What do I need to do now?
We urge you to read carefully and consider the information contained in this Proxy Statement, including the proposed Amendment included on Annex A, and to consider how the proposals will affect you as our shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.
How do I vote?
If you are a holder of record of our Ordinary Shares, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.
If your Ordinary Shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my public shares?
If the Extension is implemented, each of our public shareholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Extended Date.
In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on          , 2022 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:
Continental Stock Transfer & Trust Company
1 State Street Plaza
30th Floor
New York, New York 10004
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your ordinary shares. Separate voting materials will be mailed to our shareholders for the Business Combination Special Meeting. Please be sure to complete, sign, date and return each proxy card and voting instruction card received relating to both the Special Meeting and the Business Combination Special Meeting.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of $40,000 plus disbursements. We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.

Who can help answer my questions?
If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Morrow, at (800) 662-5200 (toll-free) or by email at HZON.info@investor.morrowsodali.com.
You may also contact us at:
Horizon Acquisition Corporation II
600 Steamboat Road, Suite 200
Greenwich, CT 06830
(203) 298-5300
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the Potential Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
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our ability to select an appropriate target business or businesses;

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our ability to complete a Business Combination;

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our expectations around the performance of a prospective target business or businesses;

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our success in retaining or recruiting, or changes required in, our officers, key employees or directors following a Business Combination;

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our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving a Business Combination;

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our potential ability to obtain additional financing to complete a Business Combination;

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our pool of prospective target businesses;

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our ability to consummate a Business Combination due to the uncertainty resulting from the COVID-19 pandemic;

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the ability of our officers and directors to generate a number of potential business combination opportunities;

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our public securities’ potential liquidity and trading;

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the lack of a market for our securities;

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the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

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the Trust Account not being subject to claims of third parties; or

•
our financial performance following our initial public offering.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our final prospectus dated October 19, 2020, as filed with the SEC on October 21, 2020, our Annual Report on Form 10-K filed with the SEC on March 16, 2022, any subsequently filed Quarterly Report on Form 10-Q and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 16, 2022, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension will enable us to complete a Business Combination.
Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Potential Business Combination or other transaction qualifying as a Business Combination will be consummated prior to the Extended Date. Our ability to consummate a Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of the Potential Business Combination. We are required to offer shareholders the opportunity to redeem their public shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the Potential Business Combination. Even if the Extension is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete a Business Combination and may constrain the circumstances under which we could complete a Business Combination.
On March 30, 2022, the SEC issued the SPAC Rule Proposals relating, among other items, to disclosures in business combination transactions between SPACs such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs of negotiating and completing a business combination and the time required to consummate a transaction, and may constrain the circumstances under which we could complete a business combination.
If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, as of August 12, 2022, we have instructed Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash. As a result, following such change, we will likely receive minimal, if any, interest, on the funds held in the Trust Account, which would reduce the dollar amount that our public shareholders would receive upon any redemption or liquidation of the Company.
As indicated above, the Company completed its IPO in October 2020 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 22 months). The SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO registration statement. We understand that the SEC has recently been taking informal positions regarding the Investment Company Act consistent with the SPAC Rule Proposals.
There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants or rights would expire worthless.
The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. As of           , 2022, amounts held in Trust Account included approximately $      of accrued interest. To mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), as of August 12, 2022, we have instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (i.e., in one or more bank accounts) until the earlier of consummation of a Business Combination or liquidation. This means that the amount available for redemption will not increase in the future, and those shareholders who elect not to redeem their public shares in connection with the Extension Amendment will receive no more than the same amount, without additional interest, if they redeem their public shares in connection with a Business Combination or if the Company is liquidated in the future, in each case as compared with the per share amount they would receive if they had redeemed their public shares in connection with the Extension Amendment.
The Sponsor, our directors and executive officers, and their respective affiliates, hold in the aggregate approximately 43.6% of our outstanding Ordinary Shares, all of which they have indicated they intend to vote in favor of the Extension Amendment Proposal.
The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. On the record date, the Sponsor and our directors and executive officers and their affiliates beneficially owned and were entitled to vote an aggregate of 13,125,000 Founder Shares and 15,520,000 public shares, representing approximately 43.6% of the Company’s issued and outstanding Ordinary Shares. The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Ordinary Shares who, being present and entitled to vote at the Special Meeting, vote at the Special Meeting. Accordingly, it is likely that the Extension Amendment Proposal will be approved.

BACKGROUND
Horizon Acquisition Corporation II
We are a blank check company incorporated as a Cayman Islands exempted company on July 22, 2020, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.
On October 22, 2020, we consummated our IPO of 50,000,000 units, with each unit consisting of one Class A ordinary share and one-third of one redeemable warrant, with each whole warrant entitling the holder thereof to purchase one Class A ordinary share at an exercise price of $11.50 per share, subject to adjustment. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $500,000,000. Concurrently, the Sponsor also purchased 5,933,333 private placement warrants, each exercisable to purchase one Class A ordinary share at $11.50 per share, at a price of $1.50 per warrant, generating total proceeds of $8,900,000.
On November 22, 2020, the underwriters partially exercised their over-allotment option, and the closing of the issuance and sale of the additional 2,500,000 units occurred on November 27, 2020, generating gross proceeds of $25,000,000. In connection with the closing of the over-allotment, we sold an additional 333,334 private placement warrants, generating gross proceeds of $500,000.
The Potential Business Combination
We are currently in preliminary discussions with an entity to complete a business combination that will qualify as the Business Combination under our Articles. In the event we enter into a definitive agreement for the Potential Business Combination prior to the Special Meeting, we will issue a press release and file a Form 8-K with the SEC announcing the Potential Business Combination.
You are not being asked to vote on the Potential Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider the Potential Business Combination, you will retain the right to vote on the Potential Business Combination or other transaction qualifying as a Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

THE EXTENSION AMENDMENT PROPOSAL
The Company is proposing to amend its Amended and Restated Memorandum and Articles of Association to extend the date by which the Company has to consummate a Business Combination to the Extended Date.
The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow us more time to complete a Business Combination.
If the Extension Amendment Proposal is not approved and we have not consummated the Potential Business Combination by October 22, 2022 or other transaction qualifying as a Business Combination, we will (1) cease all operations except for the purpose of winding up, (2) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.
A copy of the proposed amendment to the Amended and Restated Memorandum and Articles of Association of the Company is attached to this Proxy Statement in Annex A.
The Board’s Reasons for the Extension Amendment Proposal
The Company’s Amended and Restated Memorandum and Articles of Association provides that the Company must consummate a Business Combination within 24 months of the Company’s IPO, which date is October 22, 2022. The purpose of the Extension Amendment Proposal is to allow the Company more time to complete a Business Combination.
The Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Ordinary Shares who, being present and entitled to vote at the Special Meeting, vote at the Special Meeting is required to extend our corporate existence in connection with consummation of a Business Combination. Additionally, our IPO prospectus and Amended and Restated Memorandum and Articles of Association provide for all public shareholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a Business Combination would be in the best interests of our shareholders, and because we will not be able to conclude a Business Combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we have to complete a Business Combination beyond October 22, 2022 to the Extended Date. If we are able to reach agreement on definitive transaction documents for the Potential Business Combination, or another transaction that qualifies as a Business Combination, we intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of the Potential Business Combination or such other transaction that qualifies as a Business Combination.
If the Extension Amendment Proposal is Not Approved
Shareholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate a Business Combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our shareholders approve the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we have not consummated the Potential Business Combination or other transaction qualifying as a Business Combination by October 22, 2022, we will (1) cease all operations except for the purpose of winding up, (2) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.
There will be no distribution from the Trust Account with respect to the Company’s warrants which will expire worthless in the event we wind up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.
If the Extension Amendment Proposal Is Approved
If the Extension Amendment Proposal is approved, the Amended and Restated Memorandum and Articles of Association will be amended pursuant to the special resolution in the form set forth in Annex A hereto to extend the time the Company has to complete a Business Combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its public units, ordinary shares and Public Warrants will remain publicly traded. The Company will then continue to work to consummate the Potential Business Combination by the Extended Date.
Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our shareholders.
You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.
If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
Redemption Rights
If the Extension Amendment Proposal is approved, and the Extension is implemented, each public shareholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed Business Combination, or if the Company has not consummated a Business Combination by the Extended Date.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL.
In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on         , 2022 (two business days before the Special Meeting), you must elect either to physically tender your share certificates to the transfer agent, Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to tender or deliver your shares (and share certificate(s) (if any) and other redemption forms) to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on        , 2022 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the Special Meeting.
Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on        , 2022 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender with the consent of the Company’s board of directors (in its sole discretion). If you tendered or delivered your shares (and share certificate(s) (if any) or other redemption forms) for redemption to the transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting the transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company expects that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $      at the time of the Special Meeting. The closing price of the Company’s Class A ordinary shares on           , 2022 was $      .
If you exercise your redemption rights, you will be exchanging your Class A ordinary shares of the Company for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on           , 2022 (two business days before the Special Meeting). The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a summary of certain material U.S. federal income tax consequences to the Company’s shareholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. Because the components of each unit are separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public subunit and one-third warrant components of the unit. As a result, the discussion below with respect to actual holders of public subunits should also apply to holders of units (as the deemed owners of the underlying public subunits) that separate their units into the underlying public subunits prior to exercising their redemption rights with respect to the public subunits. Although the tax treatment of a subunit is not clear, we intend to treat each public subunit as a Class A ordinary share. Accordingly, any reference herein to shares also includes the public subunits. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Services (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:
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certain U.S. expatriates;

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traders in securities that elect mark-to-market treatment;

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S corporations;

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U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar;

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financial institutions;

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mutual funds;

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qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

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insurance companies;

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broker-dealers;

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regulated investment companies (or RICs);

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real estate investment trusts (or REITs);

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persons holding shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

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persons subject to the alternative minimum tax provisions of the Code;

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tax-exempt organizations;

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persons that actually or constructively own 5 percent or more of the Company’s shares; and

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Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding the Company’s securities, you should consult your tax advisor. This summary assumes that shareholders hold the Company’s securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.
WE URGE HOLDERS OF SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.
U.S. Federal Income Tax Considerations to U.S. Shareholders
This section is addressed to Redeeming U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:
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a citizen or resident of the United States;

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a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

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an estate whose income is subject to U.S. federal income taxation regardless of its source; or

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any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General
The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for these purposes (which we will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.
A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants or rights). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.
Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants and rights) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.
Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.
If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.
As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.
Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.
Passive Foreign Investment Company Rules
A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.
Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies to the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The actual PFIC status of the Company for its current taxable year or any subsequent taxable year will not be determinable until after the end of such taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares, rights or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely Qualified Electing Fund (“QEF”) election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:
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any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares, rights or warrant (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

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any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,
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the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares, rights or warrants;

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the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

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the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

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the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our rights or warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.
A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.
It is unclear if a Redeeming U.S. Holder would be permitted to make a QEF election with respect to its rights to acquire our shares. The remainder of this paragraph assumes that a QEF election is not available with respect to our rights. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such rights (other than pursuant to the terms of such rights), any gain recognized generally may be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the rights. If a Redeeming U.S. Holder that receives shares pursuant to such rights properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the rights), unless the Redeeming U.S. Holder makes a purging election under the PFIC rules. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired pursuant to the terms of rights for purposes of the PFIC rules.
The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.
If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.
Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares, rights or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.
Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.
The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the New York Stock Exchange, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.
If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.
A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.
The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares, rights and/or warrants should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.
U.S. Federal Income Tax Considerations to Non-U.S. Shareholders
This section is addressed to Redeeming Non-U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S.

Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.
Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.”
Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:
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such shareholder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met; or

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such shareholder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any redemption treated as a distribution rather than a sale, any amount treated as dividend income to a Redeeming Non-U.S. Holder will generally be subject to U.S. withholding tax at a rate of 30%, unless the Redeeming Non-U.S. Holder is entitled to a reduced rate of withholding under an applicable income tax treaty. Dividends received by a Redeeming Non-U.S. Holder that are effectively connected with such holder’s conduct of a U.S. trade or business (and, if an income tax treaty applies, such dividends are attributable to a permanent establishment maintained by the Redeeming Non-U.S. Holder in the United States), will be taxed as discussed above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.” In addition, dividends received by a corporate Redeeming Non-U.S. Holder that are effectively connected with the holder’s conduct of a U.S. trade or business may also be subject to an additional branch profits tax at a rate of 30% or such lower rate as may be specified by an applicable income tax treaty.
Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code.
Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares, rights or warrants.
Backup Withholding
In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:
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fails to provide an accurate taxpayer identification number;

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is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

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in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.
As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with any redemption of your public shares.

THE EXTRAORDINARY GENERAL MEETING
Overview
Date, Time and Place.   The Special Meeting of the Company’s shareholders will be held at 10:00 a.m. Eastern Time on           , 2022. For the purposes of Cayman Islands law and the Company’s Amended and Restated Memorandum and Articles of Association, the physical place of the meeting will be at 600 Steamboat Road, Suite 200, Greenwich, CT 06830. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/horizonacquisitioncorpii/2022. The meeting will be held virtually over the internet by means of a live audio webcast. Only shareholders who own Ordinary Shares as of the close of business on the record date will be entitled to attend the Special Meeting.
To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our Ordinary Shares.
If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/horizonacquisitioncorpii/2022, enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.
Beneficial shareholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial shareholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial shareholders should contact our transfer agent at least five business days prior to the meeting date.
Voting Power; Record Date.   You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned Ordinary Shares of the Company at the close of business on August 24, 2022, the record date for the Special Meeting. You will have one vote per proposal for each Ordinary Share of the Company you owned at that time. The Company’s warrants do not carry voting rights.
Votes Required.   Approval of the Extension Amendment Proposal will require approval by a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Ordinary Shares who, being present and entitled to vote at the Special Meeting, vote at the Special Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Extension Amendment Proposal.
At the close of business on the record date of the Special Meeting, there were 65,625,000 Ordinary Shares outstanding, including 52,500,000 Class A ordinary shares and 13,125,000 Class B ordinary shares, each of which entitles its holder to cast one vote per proposal.
If you do not want the Extension Amendment Proposal approved, you must vote “AGAINST” the Extension Amendment. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal.
Proxies; Board Solicitation; Proxy Solicitor.   Your proxy is being solicited by the Board on the proposals being presented to shareholders at the Special Meeting. The Company has engaged Morrow to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of Ordinary Shares of the Company. You may contact Morrow at (800) 662-5200 (toll-free) or by email at HZON.info@investor.morrowsodali.com.
Required Vote
The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Ordinary Shares who, being present and entitled to vote at the Special Meeting, vote at the Special Meeting is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if the Potential Business Combination or other transaction qualifying as a Business Combination has not been consummated by October 22, 2022, the Company will be required by its charter to (1) cease all operations except for the purpose of winding up, (2) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. Shareholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Therefore, our Board will abandon and not implement such amendment unless our shareholders approve the Extension Amendment Proposal. Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.
The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. On the record date, the Sponsor and our directors and executive officers and their affiliates beneficially owned and were entitled to vote an aggregate of 13,125,000 Founder Shares and 15,520,000 public shares purchased in the IPO, representing approximately 43.6% of the Company’s issued and outstanding Ordinary Shares. The Sponsor and our directors, executive officers and their affiliates have informed us that they do not intend to purchase public shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment.
Interests of the Sponsor, Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:
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the fact that the Sponsor holds 13,125,000 Founder Shares and 6,266,667 Private Placement Warrants, which would expire worthless if the Business Combination is not consummated;

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the fact that the Sponsor holds 15,500,000 Class A ordinary shares and 5,166,667 Public Warrants, which it purchased in the IPO, and the warrants would expire worthless if a Business Combination is not consummated;

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the fact that, unless the Company consummates a Business Combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

•
the fact that, if the Trust Account is liquidated, including in the event we are unable to complete a Business Combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•
the fact that none of our officers or directors has received any cash compensation for services rendered to the Company.

Potential Application of Investment Company Act
As previously indicated, the Company completed the IPO in October 2020. As a blank check company, the efforts of the Company’s board of directors and management have been focused on searching for a target business with which to consummate a Business Combination since the completion of its IPO (for approximately the past 22 months).
On March 30, 2022, the SEC issued the SPAC Rule Proposals relating, among other matters, to the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement. The SEC has recently been taking informal positions with respect to the investment company determination of SPACs consistent with the SPAC Rule Proposals.
There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of its IPO Registration Statement or that does not complete its initial business combination within 24 months after such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our shareholders would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.
The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. To mitigate the risk of us being deemed to have been operating as an unregistered investment company, as of August 12, 2022, we have instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (i.e., one or more bank accounts) until the earlier of consummation of our Business Combination or liquidation. This means that the amount available for redemption will not increase in the future, and those shareholders who elect not to redeem their public shares in connection with the Extension Amendment will receive no more than the same amount, without additional interest, if they redeem their public shares in connection with a Business Combination or if the Company is liquidated in the future, in each case as compared with the per share amount they would receive if they had redeemed their public shares in connection with the Extension Amendment.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation
As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.
Our Amended and Restated Memorandum and Articles of Association provides that the Company has until October 22, 2022 to complete a Business Combination.
Our Amended and Restated Memorandum and Articles of Association states that if the Company’s shareholders approve an amendment to the Company’s Amended and Restated Memorandum and Articles of Association that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a Business Combination before October 22, 2022, the Company will provide its public shareholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this Amended and Restated Memorandum and Articles of Association provision was included to protect the shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the charter.
In addition, the Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that a special resolution under Cayman Islands law being the affirmative vote of the holders of a majority of at least two-thirds of the Ordinary Shares who, being present and entitled to vote at the Special Meeting, vote at the Special Meeting. Because we continue to believe that a Business Combination would be in the best interests of our shareholders and because we will not be able to conclude a Business Combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we have to complete a Business Combination beyond October 22, 2022 to the Extended Date.
The Company is not asking you to vote on the Potential Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on a Business Combination submitted for approval in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event the Potential Business Combination is approved and completed or the Company has not consummated another Business Combination by the Extended Date.
After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its shareholders.
Full Text of the Resolution
The full text of the resolution is set out in Annex A hereto.
Recommendation of the Board
Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will our Board adjourn the Special Meeting beyond October 22, 2022.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
Vote Required for Approval
The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares who, being present and entitled to vote at the Special Meeting, vote at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
Full Text of the Resolution
“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the chairman of the extraordinary general meeting be ratified, approved and confirmed in all respects.”
Recommendation of the Board
Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of our ordinary shares as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of our ordinary shares, by:
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each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

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each of our executive officers and directors that beneficially owns our ordinary shares; and

•
all our officers and directors as a group.

In the table below, percentage ownership is based on 52,500,000 Class A ordinary shares and 13,125,000 Class B ordinary shares, issued and outstanding as of the record date.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of this Proxy Statement.
	Class A ordinary share		Class B ordinary share		All Shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage Outstanding
Todd L. Boehly(2)	15,500,000	29.5%	13,125,000	100.0%	43.6%
Jason Robins	—	—	—	—	—
Carlton McMillen	—	—	—	—	—
Robert Ott	—	—	—	—	—
Cindy Holland	—	—	—	—	—
Stephen Sautel	20,000	*	—	—	*
Zachary Warren	—	—	—	—	—
Jeffrey Wilbur	—	—	—	—	—
All directors and executive officers as a group (8 individuals)(2)	15,520,000	29.6%	13,125,000	100.0%	43.6%
Other 5% Shareholders
Horizon II Sponsor, LLC	15,500,000	29.5%	13,125,000	25.0%	43.6%
Integrated Core Strategies (US) LLC(3)	3,471,727	6.6%	—	—	5.3%

*
less than 1%

(1)
Unless otherwise indicated, the business address of each of the individuals and Horizon II Sponsor, LLC is 600 Steamboat Road, Suite 200, Greenwich, CT 06830.

(2)
Represents securities held by Horizon II Sponsor, LLC, our sponsor. Todd Boehly is the indirect controlling member of Eldridge Industries, LLC, which indirectly controls Horizon II Sponsor, LLC, and, in such capacity may be deemed to have voting and investment discretion with respect to the securities held by the Sponsor. Mr. Boehly disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein.

(3)
Includes Class A ordinary shares beneficially held by Integrated Core Strategies (US) LLC, a Delaware limited liability company(“ICS”), Riverview Group LLC, a Delaware limited liability company (“RG”), ICS Opportunities, Ltd., a Cayman Islands exempted company (“ICSO”), ICS Opportunities II LLC, a Cayman Islands entity (“ICSO II”), Integrated Assets, Ltd., a Cayman Islands entity (“IA”), Millennium International Management L.P., a Delaware limited partnership (“MIM”), Millennium Management LLC, a Delaware limited liability company (“MI”), Millenium Group Management LLC, a Delaware limited liability company (“MGM”), and Israel Englander (the sole voting trustee of the managing member of MGM), a United States citizen (“Mr. Englander”), based solely on the Schedule 13G filed jointly by ICS, RG, ICSO, ICSO II, IA, MIM, MI, MGM, and Mr. Englander, with the SEC on February 7, 2022. The business address of each of ICS, RG, ICSO, ISCO II, IA, MIM, MI, MGM, and Mr. Englander is 399 Park Avenue, New York, NY 10022.

FUTURE SHAREHOLDER PROPOSALS
If the Extension Amendment Proposal is approved, we anticipate that the 2022 annual general meeting will be held no later than December 31, 2022. For any proposal to be considered for inclusion in our proxy statement for submission to the shareholders at the 2022 annual general meeting, it must have been submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our Amended and Restated Memorandum and Articles of Association. Assuming the meeting is held on December 31, 2022, such proposals must have been received by us not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the scheduled date of the annual general meeting.
If the Extension Amendment Proposal is not approved, there will be no annual general meeting in 2022.
HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
If the shares are registered in the name of the shareholder, the shareholder should contact us at inquiries@horizonacquisitioncorp-ii.com to inform us of his or her request; or

•
If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Toll-Free: (800) 662-5200
Collect: (203) 658-9400
You may also obtain these documents by requesting them via e-mail from the Company at inquiries@horizonacquisitioncorp-ii.com.
If you are a shareholder of the Company and would like to request documents, please do so by          , 2022, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
HORIZON ACQUISITION CORPORATION II
“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.7 in its entirety and the insertion of the following language in its place:
49.7
In the event that the Company does not consummate a Business Combination on or before September 30, 2023 (the “Deadline Date”), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)
cease all operations except for the purpose of winding up;

(b)
as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)
as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

A-1

HORIZON ACQUISITION CORPORATION II
PROXY CARD
FOR THE EXTRAORDINARY GENERAL MEETING OF HORIZON
ACQUISITION CORPORATION II
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated           , 2022, in connection with the special meeting of shareholders (“Special Meeting”) to be held at 10:00 a.m. Eastern Time on            , 2022. For the purposes of Cayman Islands law and the Company’s Amended and Restated Memorandum and Articles of Association, the physical place of the meeting will be at 600 Steamboat Road, Suite 200, Greenwich, CT 06830. The Special Meeting is being held for the sole purpose of considering and voting upon the following proposals, and the Company hereby appoints Carlton McMillen and Robert Ott (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2 CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.
(Continued and to be marked, dated and signed on reverse side)
Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to be held on           , 2022:
This notice of meeting and the accompanying Proxy Statement are available at
https://www.cstproxy.com/horizonacquisitioncorpii/2022.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2.	Please mark ☒ votes as indicated in this
Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN
To amend, by special resolution, the Amended and Restated Memorandum and Articles of Association to extend the date by which the Company has to consummate a Business Combination from October 22, 2022 to September 30, 2023 or such earlier date as determined by the board of directors.	☐	☐	☐
Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
To, by ordinary resolution, adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 — Extension Amendment Proposal.	☐	☐	☐
Date:                  , 2022
Signature
Signature (if held jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.